Exhibit 10.23

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of December 24, 2015, by and among LabStyle Innovations Corp., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 903 of Regulation S promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1          Definitions. In addition to the terms defined elsewhere in this Agreement, the following capitalized terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $0.342 per Unit.

“Registration Statement” means a registration statement covering the resale of the Shares and the Warrant Shares by each Purchaser.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Subscription Amount” shall mean, as to each Purchaser, the aggregate amount to be paid for the Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means (i) LabStyle Innovation Ltd., an Israeli company and (ii) LabStyle Innovations US LLC, a Delaware limited liability company, and “Subsidiaries” means each Subsidiary collectively.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board or OTCQB Marketplace operated by OTC Markets Group, Inc. (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Units” means units sold in the transaction contemplated hereunder, each consisting of (i) one (1) share (the “Shares”) of Common Stock, par value $0.0001 per share (the “Common Stock”), and (ii) a Series A warrant to purchase one share of Common Stock at an exercise price of $0.342 per share exercisable over a period of 6 months (the “Series A Warrant”).

“Warrants” means, the Series A Warrant in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1          Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of $500,000 of Units with an aggregate value for each Purchaser equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and Warrants as determined pursuant to Section 2.2(a). The aggregate number of Units sold hereunder shall be up to 1,461,988. Prior to Closing, each Purchaser shall deliver to the Company, via wire transfer of immediately available funds, pursuant to the wire transfer instructions set forth as Exhibit C, cash equal to its Subscription Amount, and as of the Closing (i) the Company shall deliver to each Purchaser the Units as determined pursuant to Section 2.2(a), and (ii) the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing, provided that it shall not be a condition for the Closing as to any Purchaser that any other Purchaser shall have delivered the items set forth in Section 2.2 to be delivered by such other Purchaser. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of legal counsel to the Company or such other location as the parties shall mutually agree (and such Closing may be undertaken remotely by electronic exchange of documentation).

2.2          Deliveries.

(a)          In connection with the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)          on or prior to the Closing Date, this Agreement duly executed by the Company;

(ii)         within five (5) Business Days of the Closing Date, a stock certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Purchase Price, registered in the name of such Purchaser (it being agreed, however, that each Purchaser shall, upon consummation of the Closing, be the record holder of such Shares);

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(iii)        within five (5) Business Days of the Closing Date, the Warrants registered in the name of such Purchaser.

(b)          In addition to delivering the Subscription Amount as contemplated by Section 2.1, on or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)          this Agreement duly executed by such Purchaser;

(ii)         if you are an individual, provide a copy of your photo identification (eg., Driver’s License or Passport); and

(iii)        any other subscription documents requested by the Company, duly executed by such Purchaser.

2.3          Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)        the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)          The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, which shall be true and correct as of such specified date);

(ii)         all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)        the Company shall have received all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities; and

(iv)        the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a)          Subsidiaries. The Subsidiaries are the only direct or indirect subsidiaries of the Company. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder and to issue the Securities in accordance with the term hereof and thereof. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith, other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) notices to existing investors in connection with affording such investors any existing pre-emptive or participation rights held by such existing investors (the “Participation Rights”), and (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (collectively, the “Required Approvals”).

(f)          Issuance of the Securities. The Units and Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and (ii) the Warrant Shares, when paid for and issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and (iii) the Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares.

(g)          Capitalization. As of the date hereof the authorized capital stock of the Company consists of (i) 160,000,000 shares of Common Stock, of which, 42,993,162 are issued and outstanding, and 51,735,689 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, of which 35,600 are issued and outstanding and classified as Series A Convertible Preferred Stock. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth in the SEC Reports or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or incentive plans.

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(j)           Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)          Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

(l)           Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

(m)         Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

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(n)          Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)          Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a written notice that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable. With the possible exception of one third-party company that is selling a product that may infringe the Company's patent rights, to the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties. The Company, and to the Company’s knowledge its patent counsel, have complied with the duty of candor and good faith in dealing with the U.S. Patent and Trademark Office and any similar duties in dealing with similar foreign intellectual property office. There are no material defects in the preparation and filing of any of the Company’s patents and patent applications. The Company is not obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Intellectual Property Rights. The Company has not infringed (or would infringe) or otherwise violated (or would violate) any intellectual property rights of any third party by conducting its business in the manner in which it is contemplated as set forth in the SEC Reports.

(p)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.

(q)          Transactions With Affiliates and Employees. Except as set forth in Schedule 3(q) hereto and in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money too or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(r)          Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s)          Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(t)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u)          Registration Rights. Except as disclosed in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(v)         Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(w)        Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(x)          No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(y)          Tax Status. The Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(z)          No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other (i) “accredited investors” within the meaning of Rule 501 under the Securities Act, and (ii) “non-US persons” as defined in Regulation S as promulgated under the Securities Act.

(aa)        Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor any director, officer, employee, agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated any provision of FCPA.

(bb)        Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent or finders in connection with the placement of the Securities.

(cc)        Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

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(dd)        Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(ee)        Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Purchaser's ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(ff)        Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

3.2          Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)          Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and (where such concept is applicable) in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)          Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)          Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants for cash, it will be a “non-US person” as defined in Regulation S (“Regulation S”) as promulgated under the Securities Act.

(d)          Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser acknowledges that as of the date hereof, the Company has very limited financial resources, and thus an investment in the Securities is subject to significant risk.

(e)          General Solicitation. Such Purchaser is not purchasing the Securities (i) as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; or (ii) as a result of any of the Current Reports on Form 8-K filed by the Company with the Commission on July 23, 2015, August 28, 2015, November 2, 2015 and November 19, 2015 or anything contained therein; or (iii) as a result of the Company’s Quarterly Reports on Form 10-Q filed by the Company with the Commission on August 12, 2015 and on November 13, 2015 or anything contained therein. In purchasing the Securities hereunder, such Purchaser is relying only on the representations and warranties contained herein and the other Transaction Documents provided by the Company.

(f)          Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Units and the merits and risks of investing in the Units; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Such Purchaser acknowledges and agrees that neither the Company nor any Affiliate of the Company has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

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(g)          Additional Representations and Warranties of Non-U.S. Persons. Each Purchaser indicating that it is not a U.S. person on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Company set forth on Exhibit B-1.

(h)          Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or its legal counsel or other advisors, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(i)           Other Company Holdings. As of the Closing Date, and prior to the consummation of the transactions contemplated by this Agreement, such Purchaser is not, collectively with its Affiliates or any Person with whom such Purchaser is acting in concert, a holder of Common Stock or Common Stock Equivalents in an amount equal to more than 9.99% of the outstanding shares of Common Stock (assuming full exercise or conversion of any such Common Stock Equivalents).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)          The Securities may only be disposed of in compliance with U.S. state and U.S. federal securities laws. In connection with any transfer of Securities other than pursuant to an effective Registration Statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b)          Each certificate representing the Shares, the Warrants and Warrant Shares and if appropriate, securities issued upon conversion or exercise thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

Each certificate representing the Shares, the Warrants and Warrant Shares and if appropriate, securities issued upon conversion or exercise thereof, if such securities are being offered to Purchasers in reliance upon Regulation S, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(c)          Certificates evidencing the Warrant Shares shall not be required to contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a Registration Statement is effective under the Securities Act, (ii) following any sale of such Warrant Shares pursuant to Rule 144, (iii) if such Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

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(d)          Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.3          Furnishing of Information. For so long as any Purchaser is an “affiliate” (as defined in Rule 144) of the Company, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all reasonable actions to maintain its eligibility to register the Common Stock and Warrant Shares for resale by the Purchasers on Form S-3.

4.4          Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

4.5          Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants.

4.6          Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes and shall not use such proceed: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.7          Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced.  Each Purchaser, severally and not jointly with the other Purchasers, and the Company covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, it will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents.

4.8          Listing. The Company shall promptly secure the listing of all of the Shares and the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Shares and Warrant Shares from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the authorization for quotation of the Common Stock on the Trading Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.9.

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4.9          Indemnification by Purchasers. Each Purchaser, severally and not jointly, indemnifies and holds harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all losses, as incurred, to the extent arising out of or based solely upon: (x) such Purchaser’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company expressly for inclusion in such Registration Statement or such prospectus or (ii) to the extent, but only to the extent, that such information relates to such Purchaser’s proposed method of distribution of the Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in a Registration Statement (it being understood that the Purchaser has approved the contents of the “Selling Stockholder Questionnaire” for this purpose), such prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto or (iii) to the extent, but only to the extent, related to the use by such Purchaser of an outdated, defective or otherwise unavailable prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Purchaser.

ARTICLE V.

MISCELLANEOUS

5.1          Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before 5:00 p.m., New York time, on December 31, 2015 provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2          Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3          Entire Agreement. The Transaction Documents, together with the exhibits thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and exhibits.

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5.4          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto (or, with respect to an assignee or transferee of Securities as contemplated by Section 5.7, at the contact information of such Person provided to the Company in connection with such assignment or transfer) at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5          Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the holder of 51% of the Shares and Warrants purchased from the Company hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing as a pre-condition to such assignment or transfer to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8          No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

5.10        Arbitration of Claims. Any dispute, controversy or claim arising in relation to this this Agreement or any Transaction Document, including with regard to their validity, invalidity, breach, enforcement or termination, will be referred to a single arbitrator, who shall be appointed by the Head of the Israel Bar Association. The arbitrator will not be bound by rules of evidence or procedure and will give the reasons for his or her judgment in writing. Any such arbitration shall be conducted in Tel Aviv, Israel. The arbitrator's decision shall be final and enforceable in any court. This Section 5.10 shall constitute an arbitration agreement between the parties.

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5.11        Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.12        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.13        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.14        Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15        Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

5.16        Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

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5.17        Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LABSTYLE INNOVATIONS CORP.

By:
Name: Erez Raphael
Title: Chairman and CEO

Address for Notice:

9 Halamish Street

Caesarea Industrial Park

3088900, Israel

Fax Number: +(972)-(4) 770 4060

With a copy to (which shall not constitute notice):

ZAG/S&W LLP

1633 Broadway

New York, NY 10019

Fax Number: (212) 660-3001

Attention: Oded Har-Even, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGES

(FOR NON-U.S. PERSONS)

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount: $500,000

# of Units Purchased (@ $0.342 per Unit): 1,461,988

If Investor is an entity, sign here:

(Name of entity)

By:

Name:

Title:

If Investor is an individual, sign here:

Signature:

Print Name:

PLEASE COMPLETE FOLLOWING INFORMATION FOR NOTICES:

Email Address: ___________________________________________

Facsimile Number: _________________________________________

Address for Notice to Investor:

Offshore Address for Delivery of Securities to Investor (if not same as address for notice):

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EXHIBIT A

Form of Series A Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT.

Warrant No. __________	December [___], 2015

LABSTYLE INNOVATIONS CORP.

Series A Common Stock Purchase Warrant

THIS CERTIFIES THAT, for value received, [___________________________] (the “Holder”), is entitled to subscribe for and purchase, at the Exercise Price (as defined below), from LabStyle Innovations Corp., a Delaware corporation (the “Company”), shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), at any time prior to 5:00 p.m., New York time, on June __, 2016 (the “Warrant Exercise Term”).

This Warrant is issued in accordance with, and subject to, the terms and conditions described in the Securities Purchase Agreement, dated December [__], 2015, between the initial Holder and the Company (the “Purchase Agreement”) entered into in connection with the private placement offering of the Company (the “Offering”) described in the Purchase Agreement.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

This Warrant is subject to the following terms and conditions:

1.           Shares. The Holder has, subject to the terms set forth herein, the right to purchase up to an aggregate of 1,461,988 shares of Common Stock (the “Warrant Shares”) at a per share exercise price of $0.342, subject to adjustment as provided for herein (the “Exercise Price”).

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1.           Exercise of Warrant.

(a)          Exercise. This Warrant may be exercised by the Holder at any time prior to the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, by wire transfer of immediately available funds to the order of the Company to an account designated by the Company, of the amount obtained by multiplying the number of Warrant Shares designated in the Notice of Exercise by the Exercise Price (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. No originals of the Notice of Exercise shall be required to be delivered, nor shall any medallion guarantee (or any other type of guarantee or notarization) of any Notice of Exercise shall be required.

(b)          Issuance of Certificates. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof (and in no event later than two (2) Trading Days following the delivery of the Notice of Exercise), the Company, at its expense, shall cause to be issued in the name of and delivered to the Holder: (i) a certificate or certificates for (or, if applicable, by delivery through the facilities of the Depository Trust Company in electronic form of) the number of fully paid and non-assessable Warrant Shares to which the Holder shall be entitled upon such exercise and, if applicable, (ii) a new warrant of like tenor to purchase all of the Warrant Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Holder. The Holder shall for all purposes hereof be deemed to have become the Holder of record of such Warrant Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.

(c)          Taxes. The issuance of the Warrant Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

3.           Adjustment of Exercise Price.

(a)          Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, or a reverse merger in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Warrant Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Holder for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

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(b)          Adjustments for Split, Subdivision or Combination of Shares. If while this Warrant, or any portion hereof, remains outstanding and unexpired the Company shall subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, upon the effective date of such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, upon the effective date of such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c)          Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Warrant Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 15 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4.           Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in accordance with Section 5.4 of the Purchase Agreement.

5.           Legends. Unless the Warrant Shares are registered for resale with the Commission, each certificate evidencing the Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend required pursuant to the Purchase Agreement.

6.           Removal of Legend. Upon request of a holder of a certificate with the legends required by Section 5 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company in form and substance to the effect that any transfer by such holder of the Warrant Shares evidenced by such certificate will not violate the Securities Act or any applicable state securities laws.

7.           Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round up, as nearly as practicable to the nearest whole Share, the number of Warrant Shares to be issued.

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8.           Rights of Stockholders. Except as expressly provided herein, the Holder, as such, shall not be entitled to vote or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

9.           No Transfer. This Warrant shall be assignable and transferable, provided that no such assignment and transfer shall be valid unless (a) the same shall be valid under and undertaken in accordance with applicable law, rule or regulation and (b) the provisions of Sections 4.1 and 5.7 of the Purchase Agreement shall be adhered to as a condition to such transfer or assignment.

10.         Miscellaneous.

(a)         This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules. Any action brought by either party against the other concerning the transaction contemplated by this Warrant shall be brought only in the state courts of Delaware or in the federal courts located in the state of Delaware. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Holder waive trial by jury.

(b)         The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c)         The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d)         The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Warrant Shares issued or issuable upon the exercise hereof.

(e)         This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

(f)         The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment.

(g)         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

(h)         This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

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(i)          The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

LABSTYLE INNOVATIONS CORP.

By:
Name:
Title:

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Exhibit A

NOTICE OF EXERCISE

TO:	LabStyle Innovations Corp., attention: President

The undersigned hereby elects to purchase the below referenced shares (the “Warrant Shares”) of Common Stock of LabStyle Innovations Corp. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Warrant Shares in full. Payment of the purchase price is being made by:

____________ a cash exercise with respect to _________________ Warrant Shares.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

1.	Name: __________________________________________________
2.	Address: ________________________________________________
3.	DWAC Instructions (if applicable): ___________________________________________

The undersigned hereby represents and warrants the following:

(a)          It (i) has such knowledge and experience in financial and business affairs that he/she/it is capable of evaluating the merits and risks involved in purchasing the Warrant Shares, (ii) is able to bear the economic risks involved in purchasing the Warrant Shares, and (iii) is a “non-US person” as defined in Regulation S promulgated under the Securities Act of 1933, as amended;

(b)          In making the decision to purchase the Warrant Shares, it has relied solely on independent investigations made by it and has had the opportunity to ask questions of, and receive answers from, the Company concerning the Warrant Shares, the financial condition, prospective business and operations of the Company and has otherwise had an opportunity to obtain any additional information, to the extent that the Company possess such information or could acquire it without unreasonable effort or expense;

(c)          Its overall commitment to investments that are not readily marketable is not disproportionate to its net worth and income, and the purchase of the Warrant Shares will not cause such overall commitment to become disproportionate; it can afford to bear the loss of the purchase price of the Warrant Shares;

(d)          It has no present need for liquidity in its investment in the Warrant Shares; and

(e)          It acknowledges that the transaction contemplated in connection with the purchase of the Warrant Shares has not been reviewed or approved by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state, and that no such agency has passed on or made any recommendation or endorsement of any of the securities contemplated hereby.

(Signature and Date)

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EXHIBIT B-1 TO THE
SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

Each Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Units, such person or entity was outside the United States.

2.	Such person or entity is acquiring the Units for such Purchaser’s own account, for investment and not for distribution or resale to others and is not purchasing the Units for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.	Such person or entity will make all subsequent offers and sales of the Units either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Units to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.	Such person or entity has no present plan or intention to sell the Units in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Units and is not acting as a distributor of such securities.

5.	Neither such person or entity, its affiliates nor any person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Units at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Units substantially in the form set forth in Section 4.1.

7.	Such person or entity is not acquiring the Units in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units.

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10.	Such person or entity understands the various risks of an investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units.

11.	Such person or entity has had access to the Company’s publicly filed reports with the Commission and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Units.

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Units.

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

14.	Such person or entity will not sell or otherwise transfer the Securities unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

16.	Such person or entity understands and acknowledges that the Units have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

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Company Wiring Instructions

Bank Leumi USA -

Account Name - Labstyle Innovations Corp

Account No -

Swift LUMIUS3N

Bank address - 579 Fifth Avenue 5th Floor | New York

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